SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - December 17,2002

                               SEALIFE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                  #0-13895             IRS#34-1444240
 ------------------------------    -------------       ----------------------
(State or other jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)       Identification Number)

                             18482 Park Villa Place
                           Villa Park California 92861
              (Address of Registrant's principal executive offices)

                                 (714) 538-5214
                         (Registrant's telephone number,
                              including area code)

                                 (714) 538-3146
                         (Registrant's facsimile number,
                              including area code)

                          Integrated Enterprises, Inc.
                               716 Parkview Drive
                               Aurora, Ohio 44202
          (Former name or former address, if changed since last report)

ITEM 1. Changes in control of the Registrant,

     As a result of the acquisition of SeaLife Corp. a Nevada corporation the control of the Registrant shifted to the former shareholders of SeaLife Corp. Robert A. McCaslin now exercises control of the registrant. Mr. Robert A. McCaslin owns 4,000,000 shares of a total 6,124,200 or 65% of the total outstanding shares.


Item 2. Acquisition of Disposition of Assets.


     On December 20, 2002 the registrant acquired 100% of the issued and outstanding shares of SeaLife Corp, a Nevada Corporation in exchange for 2,524,200 post reverse split shares of the Registrant's common stock.

         SeaLife Corp., (Sealife) a Nevada corporation, was incorporated on January 21, 2002 and its wholly owned subsidiary SeaLife Marine Products, a California corporation, was incorporated on February 6, 2002. Sealife has acquired the technology (formulas, copyrights, trademarks, and EPA registrations) to a "next generation" anti-fouling submerged marine coating. This new coating is non-toxic and compatible with marine plant and animal life.

         Proposed and pending government regulations require marine coatings be "environmentally friendly". Most anti-foul marine coatings currently used fail this requirement. This presents Sealife with an unprecedented opportunity.

         Sealife's first product, SeaLife 1000, provides a unique anti-shell, anti-algae, anti-fungus, anti-rust coating with results far superior other anti-fouling coatings on the market. Competitors' ablative and abrasive antifoul paints are enviro-toxic. They are formulated to leach biocides into the water to kill marine life. They require labor-intensive hull preparation and application procedures, limited useful life and excessive out-of-water time. Their environmentally toxic dispersions, being harmful to the marine environment, invite public relations problems. SeaLife 1000 has none of these negatives. It is designed to be harmless to marine life, requires only minimal pre-paint hull preparation, is easy to apply, has double the useful life and minimal down time. SeaLife 1000 is non-ablative, i.e. it does not rely upon its surface coat integrity wearing away by through-water friction nor does it rely on leaching of its active ingredient to perform its anti-foul characteristics. The proprietary binding agents in SeaLife 1000 reduce leaching or through-water ablative action to nearly no-detect levels.

         When SeaLife's organic copper complex comes in contact with water, reactive hydrolysis of its proprietary ingredients begins which microscopically expands and smoothes the SeaLife coating over the ship's underwater hull surfaces. This results in an undersea hull surface that becomes more uniformly smooth than when it was painted.

         This hydraulic smoothing of SeaLife 1000 greatly reduces the uneven surfaces such as cracks, chips, dents, ridges, hull-plate seams and rivets customarily found on ships' hulls. These uneven surfaces are where plant and shell growth first attach to underwater hulls. The SeaLife 1000-coated surfaces also become extremely slippery when immersed in water, another effect of organic copper complex reactive hydrolysis.

         Traditional anti-foul paint does not form this silky smooth surface. Barnacles and plants readily attach to the hulls of these ships, starting in locations of uneven surfaces and, as they find a secure host, migrating outward across the hull surfaces. Such plant and shell growths slow ships' speed, increase fuel and re-paint costs and shorten engine life.

         Traditional anti-foul paints rely upon toxic levels of active ingredients, i.e. tin, copper, arsenic, etc., leaching into the water and killing or repelling unwanted marine plant and shell growth. SeaLife 1000 relies upon this "next generation" technology that neither kills nor repels marine plant and shell growth.

         Unwanted marine plant and shell organisms simply find the extremely smooth and slippery surfaces coated with SeaLife 1000 to be an unsuitable host, so they go elsewhere.

         An additional feature of SeaLife 1000's extraordinary anti-foul characteristics was derived from understanding sea life, both animal and plant, seek surfaces that are supportive of a biologically active environment. They naturally reject surfaces that will not support it or are less biologically hospitable. SeaLife Marine's below water coatings present biologically inhospitable host surfaces for sea life that neither repel nor harm marine life. They merely offer surfaces that are less attractive to sea life than other surfaces within their environment. The combination of an extremely smooth and slippery underwater hull prevents marine plant and shell growth from attaching to it.

         The smoothing and slipperiness resulting from reactive hydrolysis plus the biologically-formulated inhospitable surface is the key to SeaLife 1000's anti-foul characteristics.

         Most competitors' anti-foul marine coatings use coatings with high percentages of copper or the highly toxic TBT (Tributyl Tin). SeaLife Marine Coatings would not consider using TBT and uses only low concentrations of non-metallic copper it is formulations. SeaLife 1000's active ingredient, cuprous oxide, is in low concentration (39%), is firmly fixed in the paint and does not emit harmful levels of leachates. Its dispersion rate, almost non-detect, is comparable to trace levels of copper in clean sea water or copper levels leached from the copper pipes in a home's potable water system.

         Field tests using SeaLife 1000 have consistently demonstrated that hulls and other submerged surfaces treated with these coatings provide long-term resistance to algae, fungus, shell growth and rust without harming marine life. SeaLife Marine is confident its marine coatings represent a significant breakthrough in environmental anti-fouling technology.

         Ten years in development, tested extensively around the world, SeaLife 1000 protects hulls years longer than most anti-foul paints, costs less, dries faster, is easier to apply, does not require a primer coat, and is environmentally safe. That's an unbeatable combination of quality, performance, value and enviro-safe technology. SeaLife 1000 is perhaps the only anti-foul coating authorized to be labeled "environmentally compatible" by the EPA.

          Sealife has two anti-fouling coatings, one solvent-based, one water-based, and a water-based topside coating, all formulated for use on ships and structures that are exposed to a marine environment. SeaLife Marine Coatings can be applied to nearly all surfaces including wood, fiberglass, steel and aluminum. It has been applied with great success to buoys at sea, aquafarm nets, undersea gratings, pilings, or any submerged surface requiring protection from fouling.

         The SeaLife family of products includes:

         SeaLife 1000: A solvent-based, anti-fouling coating for underwater use. This coating is a long life, anti-fouling coating, salt and fresh water effective.It is an entirely new type of antifoul paint. It is a highly modified, hard vinyl, hydrolysis reactive paint. It is extremely flexible and long-lived.

         Unlike other vinyl-based paints which are hard, inflexible and brittle, SeaLife 1000's structure is more like leather: tough, hard, and flexible with a silky smooth surface. This is a significant advance in environmentally safe antifoul technology.

         SeaLife 1000 requires only minimal pre-paint hull preparation, is easy to apply, allows minimal down time and has at least double the useful life of competitors' marine coatings.

         A SeaLife 1000 painted hull can be returned to the water the same day it is painted.

         SeaLife 1000 has a low VOC (volatile organic compound) rating of 260 grams per liter, well below the EPA recommended maximum of 300 g/l and far below the VOC ratings of most anti-foul paints. Additionally, it has an extremely high ignition temperature of 9470F which makes this product much safer to ship, handle and store.

         SeaLife 2000: A water-based, anti-fouling coating for submerged marine use. Due to the absence of petroleum distillates in its formulation, SeaLife 2000 has a highly desirable zero (0) VOC (volatile organic compounds) rating. Its highest quality acrylate dispersions make this product suitable for ships as both superstructure and submerged anti-fouling coating. SeaLife 2000 is currently under research and development.

         SeaLife 3000: A water-based coating with anti-rust additives for above-water use. As this coating has demonstrated exceptional fireproof characteristics, it is the coating of choice for military applications. SeaLife 3000 is currently under research and development.

         Competition:

         Unlike competitors' products, SeaLife Marine Coatings contain no arsenic, tributyl tin, copper, lead, mercury, pesticides, silicones or toxic materials. Sealife's extensive research indicates that SeaLife Marine Coatings are the only products that are highly effective, long life, easily applied anti-foul products yet are non-toxic, non-pathogenic and compatible with the environment with no known hazards to marine life.

         SeaLife 1000 offers superior adhesion on wet or oily surfaces without the necessity of pre-coating. It can be applied to dry, wet, or humid surfaces. It provides long life protection under water on steel, fiberglass, aluminum and wooden hulls. It adheres to tar, bitumen and other paints. It is highly elastic and resistant to ultra-violet deterioration and a wide spectrum of acids and corrosive materials.

         One enormous limitation competitors have is their bottom coating product's limited effective life. Most competitive products recommend repeat coating within twelve to eighteen months. SeaLife 1000 is typically effective from four to seven years, more than and twice the life of similar anti-fouling coating products. Additionally, most competitive products recommend at least two or more coats while SeaLife 1000 is effective using only one coat on most hulls.

         Most competitors' anti-foul coatings rely upon ablative technology where the active anti-foul ingredients leach into the ocean at a measured rate. This results in their anti-foul qualities continually decreasing. Their coated surfaces may appear well painted but their anti-foul characteristics have deteriorated. SeaLife 1000 does not rely upon leaching which allows this product to maintain the same high quality anti-foul characteristics over the life of the paint.

         Market research indicates that SeaLife can supply bottom-coating coating for prices at or below existing competitors' prices and still provide a substantial profit margin. SeaLife Marine Coatings is able to offer coating paints in all popular colors.

         Sealife initially will outsource manufacture of our paints at high quality manufacturing facilities throughout the United States. SeaLife Marine Coatings technical personnel will supervise quality control.

         Patents and trademarks:

         Sealife has chosen not to patent the manufacturing formula for its paints. When a patent is filed it requires the disclosure of all processes and formulas required to manufacture the product. Due to improbability of a competitor "reverse engineering" the SeaLife Marine formulas and the problems inherent with the ease of patent formula availability to potential competitors worldwide, Sealife has elected trade secret protection of its formulas. Trade secret protection is the method of choice of successful companies such as Coca-Cola and Kentucky Fried Chicken. Sealife owns formulas and proprietary supplies and sources that are special and unique to its products. Sealife has elected to maintain the security of these invaluable assets as trade secrets.

         Marketing Plan:
         Sealife expects to reach prospective customers utilizing an attractive web site with information relative to product advantages, price and distributor availability, direct mail (personal and business to business), selected magazine advertising, extensive public relations campaign to create branding and a direct technically oriented sales force.

         SeaLife Marine Products intends to recruit and employ an experienced marketing and sales manager whose primary focus will be to introduce SeaLife Marine products worldwide to ship chandlers, shipyards, retail outlets and builders and to pursue worldwide licensing agreements with established marketing and manufacturing entities.

         Sealife's initial outlets will be distributors and select retailers located in key areas throughout the world. Product shipments are anticipated to begin from a single production/warehouse facility in the U.S. Future expansion involves adding other distribution locales (i.e. Asia and Europe) as a sales volume requirement dictate.

         SeaLife will continue to develop new products for the ever-expanding marine industry. Utilizing talented scientists, state-of-the-art laboratories and a team of creative problem solvers, Sealife will continue to innovate and set the pace for the industry.

         Sealife believes is has developed truly "Next Generation" anti-foul technology offering the best product line available for protecting boats, ships, nets, pilings, any submerged surface at reasonable prices and all within Sealife's dictum of providing environmentally safe products of the highest quality. .

         The pricing of these products is highly competitive while the shipping expense will remain minimal. It is the Sealife's belief that it will achieve a substantial penetration of the bottom coating market within six months while achieving profitability by the end of our first year.


         ITEM 5. OTHER EVENTS

              The registrant affected a 15 for 1 Reverse stock split on December 20, 2002 as a result of the acquisition of SeaLife Corp and the change in focus of the registrant's business. The registrant changed it name from Integrated Enterprises, Inc. to SeaLife Corporation and changed its trading symbol to SLIF. In addition, the former directors and officers of Integrated Enterprises, Inc. resigned and the directors and officers of SeaLife Corp. have become the directors and officers of the Registrant. The new directors and officers are as follows: Robert A McCaslin, President and Director, John W Vilagi, Secretary and Director and J.P. Heyes, Director.

         ITEM 7. Financial Statements and Exhibits.

     a)   Financial Statements of SeaLife Corp. To be provided

     b)   Performa financial information to be provided

     c)   Exhibits:

               2.1  Exchange Agreement
               3.1  Articles of Amendment to the Articles of Incorporation

                                   Signatures

         Pursuant to the requirement of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on it behalf by the undersigned thereunto duly authorized.

         December 31, 2002                         SeaLife Corporation
                                                   /s/ Robert A McCaslin
                                                   -------------------------
                                                   Robert A McCaslin